UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

_________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2021 (November 13, 2021)

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ARCONIC CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	001-39162	84-2745636
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Isabella Street, Suite 400
Pittsburgh,	Pennsylvania	15212-5872
(Address of principal executive offices)		(Zip Code)

(412) 992-2500
(Registrant’s telephone number, including area code)
________________________________________________
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ARNC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain
Officers; Compensatory Arrangements of Certain Officers.
On November 13, 2021, Diana C. Toman, the Executive Vice President, Chief Legal Officer and Secretary of Arconic Corporation (the “Company”), notified the Company of her intention to resign from the Company due to personal reasons. In connection with Ms. Toman’s resignation, the Company and Ms. Toman entered into a Separation Agreement, dated as of November 17, 2021 (the “Separation Agreement”). Pursuant to the Separation Agreement, Ms. Toman will remain available to provide transition and certain other advisory services through December 31, 2021 (the “Separation Date”), and will continue to receive her current base salary through the Separation Date. In addition, she will receive lump sum payments of $506,000, representing her current annual base salary; $379,500, representing her target incentive compensation award for the year ended December 31, 2021; and $525,000, representing a one-time supplemental separation payment. She will also be entitled to two years of certain health and welfare benefits similar to the benefits to which she was entitled prior to the Separation Date. The Separation Agreement provides for a general release of claims in favor of the Company, as well as customary confidentiality and non-disparagement provisions.

The foregoing description of the Separation Agreement is qualified in its entirety by reference to the full text of the Separation Agreement, which is filed herewith as Exhibit 10.1, and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Exhibit
10.1	Separation Agreement, dated November 17, 2021, by and between Arconic Corporation and Diana C. Toman

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCONIC CORPORATION

Date: November 18, 2021	By:	/s/ Timothy D. Myers
	Name:	Timothy D. Myers
	Title:	Chief Executive Officer